Financing Multifamily Housing:
The HIT Difference NOVEMBER 2018

INVESTMENT STRATEGY - MULTIFAMILY FOCUS:

The HIT is a mutual fund* with an investment strategy to construct and manage a portfolio with higher yield, higher credit quality, and similar interest rate risk compared to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate).

The HIT specializes in government and agency issued, guaranteed, or insured multifamily mortgage-backed securities (MBS) that have some form of prepayment protection.

CORE COMPETENCY: In addition to its expertise and skills in multifamily MBS investing, the HIT stands out among fixed-income investments because it has the internal capacity to source construction-related multifamily investments directly from developers and sponsors, mortgage bankers, housing finance agencies and others, combined with the technical expertise to assist them in completing complex transactions.

MULTIFAMILY SOURCING: The HIT has a staff of real estate professionals nationwide who work to identify multifamily construction, substantial rehabilitation, and preservation projects suitable for portfolio investment.

These professionals use their extensive relationships with labor organizations, community groups, developers, mortgage bankers, housing finance agencies, state and local officials, as well as staff at the Federal Housing Administration (FHA), Fannie Mae, and Freddie Mac, to identify and evaluate a large number of investment transactions.

By directly sourcing these investments, the HIT can customize construction financing for developers and sponsors, including financing insured by the FHA, Fannie Mae, Freddie Mac, and housing finance agencies.

TRADING, STRUCTURING, NEGOTIATING:

HIT’s expertise in trading, structuring, and negotiating terms for multifamily investments maximizes their value for the portfolio at the same time it provides customization to meet the needs of the borrower.

DESIGNED TO OFFER COMPETITIVE RETURNS:

The HIT invests in these multifamily securities in lieu of corporate debt and most Treasury securities represented in the Barclays Aggregate. The HIT’s multifamily allocation was over 72% as of September 30, 2018. Because government/agency permanent multifamily MBS generally offer higher yields than securities with similar credit and interest rate risk, and construction-related MBS generally provide even higher yields, HIT’s portfolio is designed to offer superior risk-adjusted returns relative to the benchmark. The result has generated a consistent income advantage that has contributed positively to HIT’s performance.

ECONOMIC BENEFITS: In addition to competitive returns, HIT’s multifamily focus enables it to create union construction jobs, increase the supply of affordable housing for working families and seniors, and strengthen the economic base of communities nationwide.

HIT PORTFOLIO ALLOCATION

Based on value of total investments, including unfunded commitments, as of September 30, 2018.

Financing Programs for Construction-Related Investments

INVESTMENTS: Construction and permanent financing for the new construction, substantial rehabilitation, and preservation of multifamily housing projects and healthcare facilities. These investments are typically credit enhanced. Types of enhancement include:

●	Federal Housing Administration (FHA), an agency of the U.S. Department of Housing and Urban Development (HUD)

●	Government-Sponsored Enterprises (GSEs): Fannie Mae and Freddie Mac

●	Certain state and local housing finance agencies (HFAs), including New York City Housing Development Corporation (HDC), New York State Housing Finance Agency, Illinois Housing Development Authority (IHDA), and MassHousing

●	Private sector credit enhancements, such as bank letters of credit, with criteria acceptable to the HIT

In general, securities without federal government or GSE guarantees must be rated at least A or issued by an HFA rated at least A. (For more information on investment criteria, see HIT’s prospectus.)

ELIGIBLE PROJECTS: Affordable and market-rate multifamily housing, senior housing and healthcare facilities. The HIT targets projects that serve low- and moderate-income households, including workforce housing.

PROJECT LOCATIONS: Throughout the United States, particularly in target markets such as the metropolitan areas of New York City, Boston, Chicago, St. Louis, Minneapolis/St. Paul, and San Francisco.

INVESTMENT SIZE: Size depends on the program. HIT’s investments typically range from $10 million to $75 million.

LOAN TERM: Up to 40 years, depending on underwriting parameters of credit enhancement used.

UNION LABOR REQUIREMENTS: Must employ 100% union labor during the construction period. HIT staff can offer technical assistance in meeting this requirement.

*The AFL-CIO Housing Investment Trust (HIT) is a fixed-income open-end investment company (mutual fund) registered with the Securities and Exchange Commission, managing over $5.8 billion in assets for 385 investors, including union and public employee pension plans and labor organizations.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com